Exhibit 13.1

Certification by the Principal Executive Officers

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of NQ Mobile Inc. (the “Company”) on Form 20-F for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zemin Xu, Co-Chief Executive Officer of the Company, and I, Omar Khan, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015

By:	/s/ Zemin Xu
Name:	Zemin Xu
Title:	Co-Chief Executive Officer
By:	/s/ Omar Khan
Name:	Omar Khan
Title:	Co-Chief Executive Officer